SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2024
SHORT-TERM BORROWINGS.
SHORT-TERM BORROWINGS

15— SHORT-TERM BORROWINGS

As of December 31, 2024 and 2023, short-term borrowings consist mainly of €4,492 thousand and €2,466 thousand of factored account receivables and for which the Company maintains the effective control, respectively.

	2024	2023
Japanese and France Factored account	4,492	2,466
USA Credit line	1,444	—
Japanese Other Short-term borrowings	307	—
Total	6,243	2,466

The U.S. credit line is tied to an investment for which the Company has access at all times for an amount equal to $2,400,000. If the investment is not maintained, the principal amount loaned along with interest and all amounts due to the lender for any reason will become immediately due and payable.